UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2022 (November 10, 2022)

Commission file number 001-41113

GAMES & ESPORTS EXPERIENCE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	98-1592885
State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.

7381 La Tijera Blvd. P.O. Box 452118 Los Angeles, California	90045
Address of Principal Executive Offices	Zip Code

Registrant’s telephone number, including area code: (213) 266-7674

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	GEEXU	The Nasdaq Global Market
Class A Ordinary Shares	GEEX	The Nasdaq Global Market
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	GEEXW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K that was originally filed with the Securities and Exchange Commission (“SEC”) on November 10, 2022 (the “Original Filing”) to report the date of the determination made by the Audit Committee of the Board of Directors of Games & Esports Experience Acquisition Corp. (the “Company”) that the financial statements for the period ended June 30, 2022 should no longer be relied upon. This Amendment does not amend or otherwise update any other information in the Original Filing.

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 15, 2022, Games & Esports Experience Acquisition Corp. (the “Company”) filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022 (the “Q2 Form 10-Q”) with the U.S. Securities and Exchange Commission (the “SEC”).

In the course of preparing the Q2 Form 10-Q, the Company classified its Class A ordinary shares subject to possible redemption as a current liability in the Company’s balance sheet as of June 30, 2022 included in the Q2 Form 10-Q. In connection with the preparation of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022, management re-evaluated the classification of its Class A ordinary shares and determined that due to the Class A ordinary shares’ redemption provisions, they require classification as temporary equity. After further consideration, management re-evaluated the impact of the reclassification of the Class A ordinary shares on the Company’s previously issued financial statements in the Q2 Form 10-Q. On November 10, 2022, the Audit Committee of the Company’s Board of Directors, after discussion with Company management, concluded that such reclassification was material with respect to the unaudited interim financial statements of the Company included in the Q2 Form 10-Q and therefore should be restated to report all Class A ordinary shares of the Company as temporary equity, and such unaudited interim financial statements of the Company included in the Q2 Form 10-Q should no longer be relied upon.

As a result, the Company intends to restate its interim financial statements as of and for the six month period ended June 30, 2022 in Amendment No. 1 to the Company’s Q2 Form 10-Q, to be filed with the SEC (the “Q2 Form 10-Q/A”) as soon as practicable. The Q2 Form 10-Q/A will correct the classification errors described above.

The Company does not expect the restatement to have any impact on the Company’s cash position or the cash held in the trust account established in connection with the IPO.

After re-evaluation, the Company’s management has concluded that in light of the classification error described above, a material weakness existed in the Company’s internal control over financial reporting during the affected period and that the Company’s disclosure controls and procedures were not effective.

The Company and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with BDO USA, LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Games & Esports Experience Acquisition Corp.

Date: November 14, 2022	By:	/s/ Ari Segal
	Name:	Ari Segal
	Title:	Chief Executive Officer